                                                                  EXHIBIT 10(b)
                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

   Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as
     Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

  Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: February 2003

  CURRENT BILLING MONTH        2/4/2003 - 3/4/2003                                         COLLECTION CURVE 100%
  STANDARD BILLING FOR PRIOR BILLING MONTH
  Residential Total Billed                                                          $162,579,572
  Residential SECURITIZATION CHARGE (SC) Billed                                       $1,648,517           1.014%

  Commercial Total Billed                                                            $85,363,714
  Commercial SECURITIZATION CHARGE (SC) Billed                                        $1,368,549           1.603%

  Industrial Total Billed                                                            $48,186,801
  Industrial SECURITIZATION CHARGE (SC) Billed                                        $1,283,715           2.664%

  YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
  Non-Residential Customer Net Write-offs                                              0.160%
  Residential Customer Net Write-offs                                                  0.500%
  Total Net Write-offs                                                                 0.310%



  AGGREGATE SC COLLECTIONS
  TOTAL SC REMITTED FOR BILLING MONTH
  Residential Class SC Collected                                                      $1,569,334
  Commercial Class SC Collected                                                       $1,358,169
  Industrial Class SC Collected                                                       $1,354,944

  Total SC Collected                                                                  $4,282,447


  Aggregate SC Remittances for January 2003 BILLING MONTH                             $3,975,097
  Aggregate SC Remittances for February 2003 BILLING MONTH                            $4,282,447
  Aggregate SC Remittances for March 2003 BILLING MONTH                                       $0
  TOTAL CURRENT SC REMITTANCES                                                        $8,257,544


  CURRENT BILLING MONTH        2/4/2003 - 3/4/2003                                                   COLLECTION CURVE 100%

   CALCULATED SC COLLECTED AMOUNT
   RESIDENTIAL
   A-1 Residential SC Collected                                                                 $1,494,292
   A-3 Residential T.O.D. SC Collected                                                              $6,390
   A-4 Alternate Residence SC Collected                                                            $36,171
   A-5 Residential Farm/Life Support SC Collected                                                  $32,481

   TOTAL RESIDENTIAL SC COLLECTED                                                               $1,569,334

   COMMERCIAL
   B-1 General Primary   (041) SC Collected                                                        $22,147
   B-General Secondary   (010) SC Collected                                                       $262,731
   C-General Secondary   (011) SC Collected                                                       $507,979
   D-General Primary   (018) SC Collected                                                         $309,066
   F-Primary High Load Factor   (032) SC Collected                                                 $44,863
   GH-General Service Heating   (013) SC Collected                                                  $9,063
   H- Water Heating Service   (014) SC Collected                                                      $666
   L-1 General Energy-Only Street Lighting SC Collected                                             $3,038
   L-2 General Service (Cust Owned) St Light SC Collected                                           $3,181
   L-3 General Service (Co Owned) St Light SC Collected                                            $16,194
   L-4 General Service Outdoor Lighting Commercial SC Collected                                     $2,191
   PS-1 General Secondary Public Pumping SC Collected                                               $7,666
   PS-2 General Primary Public Pumping SC Collected                                                 $8,957
   PS-3 General Optional Primary Public Pumping SC Collected                                       $46,669
   R-1 General Secondary Resale SC Collected                                                           $30
   R-2 General Secondary Resale SC Collected                                                        $1,300
   R-3 General Primary Resale SC Collected                                                         $35,134
   ROA-P Retail Open Access Primary (110) SC Collected                                             $49,550
   ROA-S Retail Open Access Secondary Com SC Collected                                             $11,576
   SC - Special Contract Commercial SC Collected                                                    $1,656
   SPEC Grand Rapids Special Contract SC Collected                                                  $3,604
   UR-General Unmetered SC Collected                                                               $10,908

   TOTAL COMMERCIAL SC COLLECTED                                                                $1,358,169

   INDUSTRIAL
   B-1 General Primary   (042) SC Collected                                                        $16,163
   B-General Secondary   (020) SC Collected                                                        $34,439
   C- General Secondary   (021) SC Collected                                                       $71,451
   CG-Cogeneration/Small Power Production Purchase SC Collected                                     $2,887
   D-General Primary   (028) SC Collected                                                         $537,060
   F-Primary High Load Factor   (033) SC Collected                                                 $66,859
   GH-General Service Heating   (023) SC Collected                                                     $74
   GMD General Motors SC Collected                                                                 $65,041
   GMF General Motors SC Collected                                                                $110,705
   GMF-1 General Motors SC Collected                                                               $13,151
   GMJ-1 General Motors SC Collected                                                                $7,460


  CURRENT BILLING MONTH        2/4/2003 - 3/4/2003                                                   COLLECTION CURVE 100%
   H- Water Heating Service   (024) SC Collected                                                        $2
   I-General Primary Interruptible   (034) SC Collected                                             $2,459
   J-1General Alternative Electric Metal Melting SC Collected                                      $32,081
   J-General Primary Electric Furnace   (037) SC Collected                                          $7,396
   L-4 General Service Outdoor Lighting Industrial SC Collected                                       $130
   ROA-P Retail Open Access Primary (111) SC Collected                                            $206,671
   ROA-S Retail Open Access Secondary Ind SC Collected                                              $1,523
   SC - Special Contract Industrial SC Collected                                                  $179,392

   TOTAL INDUSTRIAL SC COLLECTED                                                                $1,354,944

   TOTAL SC COLLECTED                                                                           $4,282,447





   Executed as of this     19th     day of     March    2003.
                       ------------        ------------

                                                  CONSUMERS ENERGY COMPANY
                                                  AS SERVICER


                                                  /s/ Glenn P. Barba
                                                  ------------------------------
                                                  Glenn Barba, Vice President,
                                                    Controller and Chief
                                                    Accounting Officer



   CC:      Consumers Funding LLC
            Suite M-1079
            212 W. Michigan Ave
            Jackson, Mi  49201